 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 21, 2025

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	EL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Compensatory Arrangements of Certain Officers

On August 21, 2025, the Stock Plan Subcommittee of the Compensation Committee of the Board of Directors of The Estée Lauder Companies Inc. (the “Company”) approved a new form of Stock Option Award Agreement, which will be used to make grants to executive officers and non-executive employees under the Company’s Amended and Restated Fiscal 2002 Share Incentive Plan, as amended November 8, 2024.

The new form provides that, in the event of a termination of employment without cause, employees who are not retirement-eligible, including executive officers, will receive pro rata vesting of unvested stock options through the last day paid, rather than full vesting under the prior forms. All remaining unvested stock options will be forfeited. Retirement-eligible employees will continue to receive full vesting upon retirement. The new form also expands and revises the restrictive covenants applicable to option holders, including confidentiality, non-competition, non-solicitation, non-disclosure, non-interference, and non-disparagement provisions, and includes a new forfeiture and clawback provision for non-compliance with such covenants.

The foregoing description of the new form of Stock Option Award Agreement is qualified in its entirety by reference to the form which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index below, incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

10.1*	Form of Stock Option Agreement under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (including Notice of Grant).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date:	August 21, 2025	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President and General Counsel

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